Exhibit 10.28
AMENDMENT TO TERMS AND CONDITIONS OF EMPLOYMENT (U.K.)

Employer’s name and address: VENATOR MATERIALS UK LIMITED (the “Company”)
Employee’s name and address: Simon Turner, [ADDRESS REDACTED] (“you” or the “Employee”).
This amendment (the “Amendment”), with effect from 13 November 2019 (the “Effective Date”), modifies that certain agreement between you and the Company dated 10 December 2018 (the “Agreement”), regarding the details of your terms and conditions of employment with the Company, as follows:
1.terms of employment
Subparagraph 1.2(f) of the Agreement, regarding the “Supplemental Pension Benefits Agreement” dated September 14, 2012, is deleted in its entirety and is of no further effect.
2.Pension, RETIREMENT AND LIFE INSURANCE BENEFITS
Paragraph 12.3 of the Agreement, regarding the “Supplemental Pension Benefits Agreement” dated September 14, 2012, is deleted in its entirety and replaced with the following provision:
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“12.3 The letter-agreement titled Company Pension Benefits (and attachment), dated September 14, 2012 and signed by the Senior Vice President, Global Human Resources, of Huntsman Corporation (the “Supplemental Pension Benefits Agreement”), regarding the Company’s removal of limits imposed on your accrued pension benefits and related matters, is hereby terminated and of no further effect. In lieu of that Supplemental Pension Benefits Agreement and in full satisfaction thereof, the Company will make the following cash payments to you no later than the dates indicated:
(i)£1,700,000 no later than forty-five days after the Effective Date of this Amendment;
(ii)£1,700,000 no later than forty-five days after the first anniversary of the Effective Date of this Amendment;
(iii)£1,700,000 no later than forty-five days after the second anniversary of the Effective Date of this Amendment; and
(iv)£1,700,000 no later than forty-five days after the third anniversary of the Effective Date of this Amendment.
The foregoing cash payments have been grossed up for income taxes and social security contributions based on assumptions available to the Company as of the Effective Date, and will not be further adjusted under any circumstances.
In the event of your termination (with or without cause) or retirement from the Company prior to the third anniversary of the Effective Date of this Amendment, the Company shall elect, in its sole discretion, either to (i) accelerate the payment of any remaining payments listed above to a date or dates of the Company’s choosing or (ii) pay any remaining payments by the scheduled dates listed above. In the event of a Change of Control prior to the third anniversary of the Effective Date of this Amendment, whether prior to or following your

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termination (with or without cause) or retirement, the Company will pay to you any remaining payments, regarding which, unless you otherwise agree in writing, the Company shall accelerate the payment thereof to a date no less than forty-five days following the Change of Control. In the event of your death prior to the third anniversary of the Effective Date of this Amendment, whether prior to or following your termination (with or without cause) or retirement, the Company will pay to your designated beneficiaries (or, if no such designation is communicated by you to the Company prior to your death, to your estate) any remaining payments, regarding which the Company shall accelerate the payment thereof to a date no less than forty-five days following the Company’s receipt of government documentation confirming the date of your death.”
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3.GOVERNING LAW AND VENUE FOR ANY DISPUTES
a.This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the Parties shall be construed and interpreted in accordance with and governed by the laws of England, without giving effect to the conflict of law principles thereof, and the Parties hereto submit irrevocably to the exclusive jurisdiction of the English courts for resolution of any dispute arising hereunder.
IN WITNESS of which this Amendment has been executed and delivered as a deed on the first date written above.
EXECUTED as a Deed by

VENATOR MATERIALS UK LTD
acting by Peter R. Huntsman,
Chairman, Board of Directors  /s/ Peter R. Huntsman

in the presence of:
Witness’s Signature:   /s/ Russ R. Stolle
Full Name:    Russ R. Stolle
Address:    [address redacted]

EXECUTED as a Deed by

Simon Turner    /s/ Simon Turner

in the presence of:
Witness’s Signature:   /s/ Russ R. Stolle
Full Name:    Russ R. Stolle
Address:    [address redacted]